CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer Focused Equity Fund, formerly AmSouth Select Equity Fund (a series of Pioneer Series Trust IV), and Prospectus for Class A, Class B, Class C, and Class Y shares of Pioneer Research Fund, ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer Research Fund for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Research Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(h)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Research Fund's Class A, Class B, Class C, and Class Y shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 28, 2006 in Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A (File No. 333-87233) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Research Fund. We also consent to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer Research Fund included in the Annual Report to the Shareowners for the year ended December 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Research Fund.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
July 31, 2006

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" and "listsExperts" in the Combined Proxy Statement of Pioneer Focused Equity Fund, formerly AmSouth Select Equity Fund (a series of Pioneer Series Trust IV), and Prospectus for Class A, Class B, Class C, and Class Y shares of Pioneer Research Fund, ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 23, 2005 on the financial statements and financial highlights of Pioneer Focused Equity Fund for the year ended July 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer Research Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Focused Equity Fund's Class A, Class B, Class C, and Class Y shares Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 23, 2005 in Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A (File No. 333-126384) and is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Research Fund. We also consent to the incorporation by reference of our report, dated September 23, 2005, on the financial statements and financial highlights of Pioneer Focused Equity Fund included in the Annual Report to the Shareowners for the year ended July 31, 2005, which is also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of Pioneer Research Fund.


                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 31, 2006